UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2008

CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP

(Exact name of Registrant as specified in its charter)

            Delaware                  0-10831                 94-2744492

      (State or other jurisdiction (Commission            (I.R.S. Employer

           of incorporation)        File Number)        Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Consolidated Capital Institutional Properties, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCIP Loft, L.L.C., a Delaware limited liability company (the “Company”).  As previously disclosed, after April 30, 2008, the assets and liabilities of the Company are allocated solely to the holders of Series A Units of the Registrant for all purposes. The Company owns The Loft Apartments (“The Loft”), a 184-unit apartment complex located in Raleigh, North Carolina.

On October 28, 2008 (the “Effective Date”), the Company entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, The Embassy Group LLC, a New York limited liability company, (the “Purchaser”) to sell The Loft to the Purchaser for a total sales price of $10,000,000. On October 28, 2008, the Purchaser also entered into a purchase and sale contract for another property (the “Related Agreement”) with an entity (the “Related Seller”) affiliated with AIMCO Properties, L.P., which is an affiliate of the Registrant. The Registrant, the Related Seller and the Purchaser intend a simultaneous closing under the Purchase Agreement and the Related Agreement.  If either the Purchase Agreement or the Related Agreement are terminated or cancelled, the other party has the right, but not the obligation, to terminate the Purchase Agreement or Related Agreement, respectively.

On November 26, 2008, the Company and Purchaser entered into a First Amendment of Purchase and Sale Contract (“First Amendment”) pursuant to which the Purchase Price was reduced to $9,325,000 from $10,000,000.  In addition to the Purchaser’s initial deposit of $100,000, which the Purchaser deposited at the time the Purchase Agreement was signed, the Purchaser agreed under the terms of the Purchase Agreement to make a subsequent deposit of $100,000 (the “Additional Deposit”).  Pursuant to the terms of the First Amendment, the Purchaser agreed to increase the amount of the Additional Deposit from $100,000 to $176,296, all of which was deposited with the Escrow Agent at the time the First Amendment was executed.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

10.70       First Amendment of Purchase and Sale Contract between CCIP Loft, L.L.C., a Delaware limited liability company, and The Embassy Group, LLC, a New York limited liability company, dated November 26, 2008.*

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL

INSTITUTIONAL PROPERTIES, LP

By:  CONCAP EQUITIES, INC.

General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: December 3, 2008